Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended June 30, 2009

Accounting Method:    ☒Accrual Basis        ☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No
Please answer the questions below:
1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?		X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X
5. Did you open any new bank accounts this month?		X
6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	7/24/2009	Print Name:	Samuel E. Meek

		Signature:	/s/ Samuel E. Meek

		Title:	President

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: June 2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$8,848,739	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	2,420,906		5,354,850
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	$2,420,906		$5,354,850

3. Cash Disbursements
Operations	2,526,333		4,596,562
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		0
Other	0		0

Total Cash Disbursements	$2,526,333		$4,596,562

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(105,427)		758,288

5 Ending Cash Balance (to Form 2-C)	$8,743,312	(2)	$8,743,312	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

Petty Cash		$8.28	$—	$—	$8.28
Operating/xxx4580	Bank of Oklahoma	$21,011.54	$(62,655.80)	$372,818.47	$(414,462.73)
Eurosweep/xxx1953	Bank of Oklahoma	9,092,718.77	—	—	9,092,718.77
					—
					—
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Utility Deposit/xxx9938	Bank of Oklahoma	65,047.46	0.00	0.00	65,047.46

TOTAL		$9,178,786.05	$(62,655.80)	$372,818.47	$8,743,311.78	(2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: June 1, 2009 to June 30, 2009

CASH DISBURSEMENTS DETAIL	Account No:

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
See attached schedule				$

			Total Cash Disbursements		$0	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	May 30, 2009	June 30, 2009
Assets
Current Assets
Cash
Petty Cash	$22	$8
Bank of Oklahoma Eurosweep Account	8,783,710	8,678,256
Bank of Oklahoma Operating Account	—	—
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,007	65,047

Total Cash	8,848,738	8,743,312

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	37,500	37,500
Pre-petition: Other Receivables	498,827	155,419
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	2,449,519	3,290,167

Total Current Post-Petition Accounts Receivable	2,985,845	3,483,086

Employee Receivables	—	2,135

Prepaid Expenses	276,462	276,264

Total Current Assets	12,111,046	12,504,796

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,582,954	4,570,878
Furniture and Fixtures (net of depreciation)	148,324	141,078
Computer Hardware (net of depreciation)	764,130	741,956
Software (net of depreciation)	18,072	17,387

Total Fixed Assets Net of Depreciation	7,530,481	7,488,298

Goodwill	9,152,249	9,152,249

Total Other Assets	16,682,730	16,640,548

Total Assets	$28,793,776	$29,145,344

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	$—
Post-Petition Accrued Payroll and Payroll Tax Expense	738,335	891,690
Interperiod over/under funding of benefit account	(2,356)	(4,239)
Post-Petition Accrued Property Taxes	8,345	16,690
Accrued Expenses (non-salary related)	6,025	9,860
Accrued State Income Tax (2009)	12,500	25,000
Accrued Professional Fees	—	—
Post-Petition Trade Payable	94,285	78,115

Total Current Post-Petition Accounts Payable	857,134	1,017,115

Total Liabilities Not Subject to Compromise	857,134	1,017,115

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	33,380
General Unsecured Claims - Pass-through Expenses	3,050	2,975
General Unsecured Claims - Non-pass-through Trade Claims	7,064	7,064
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,925	1,638,831,850

Total Liabilities	1,639,689,059	1,639,848,965

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,438)	(1,630,761,513)
Retained Earnings - Post-petition	(89,396)	102,342

Total Stockholder’s Equity	(1,610,895,283)	(1,610,703,621)

Total Liabilities and Stockholder’s Equity	$28,793,776	$29,145,344

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: June 2009

(Accrual Basis)

	Jun 2009	Petition To Date
Operating Revenue
Quality Control	$2,201,722	$4,354,728
Professional fees	1,700	1,700
Post Closing Services	204,305	364,103
Pre-Funding	4,760	9,040
Imaging	0	0
Physical Storage Fees	0	0
TMHL Underwriting	0	0
Occupancy Verification Fee	(25)	500
Document Retrieval	29,900	53,595
Interest Income	4,056	8,859
Late Charges	134	98
Quality Jobs/TIPs Income	28,731	57,641

Total Operating Revenue	2,475,282	4,850,264

Expenses
Salaries	1,237,987	2,354,036
Salaries - Additional Files & O/T	143,644	306,519
Benefits - 401K Matching	21,811	42,340
Employee Appreciation & Development	2,320	5,367
Employee Banquet	2,400	4,800
Contract Labor	1,480	2,240
Employee Recruitment Expense	7,615	7,967
Payroll Taxes	107,276	217,501
Payroll Processing Fee	1,205	3,327
Employee Health Insurance	215,382	425,790
Legal & Professional Fees (Ordinary Course)	3,373	4,998
Office Supplies	18,035	37,679
Copier Supplies	0	0
Software Expense	162	162
Telephone Expense	16,224	25,770
Printing	4,092	6,152
Postage	(4,142)	17,925
Shipping	35,486	47,211
Strategic Partners Expense	1,190	1,260
Insurance Expense	5,425	10,403
QC Appraisals	180,550	370,085
QC Appraisals (Contra)	(173,215)	(354,354)
QC Reverifications	(4,577)	(15,330)
In-File Credit Reports	12,376	12,376
Mtg. Credit Reports	78,719	217,297
Mtg. Credit Reports (Contra)	(78,940)	(220,490)
Outsourced External Data	45,662	45,771
Property Value Requests	0	0
External Collateral Reviews	3,060	(4,070)
Filing Fees	0	0
High Cost Check	(2,625)	(13,318)
Depreciation	44,180	88,914

Fares and Lodging	2,340	4,692
Meals - Travel	0	56
Auto Expense Reimbursement	0	44
Conference Expense	1,184	6,562
Entertainment	2,163	2,445
Meals & Entertainment	0	0
Advertising	11,665	12,196
Contributions	0	0
Business Promotion	442	13
Lease-Co Location - AT&T	5,627	11,254
Physical Storage Fees	450	600
Document Recycling	7,680	13,237
Equipment Expense	22,439	42,578
Hardware & Software Maintenance	12,400	26,361
Processing & Administration Fees	931	931
Dues & Subscriptions	427	1,024
Miscellaneous Taxes	2,955	5,910
Miscellaneous Expense	0	0
Bank Account Fees	1,249	2,970
Bad Debt Expense	0	0
Buildings - Taxes & Insurance	8,351	16,646
Building - Maintenance & Supplies	15,641	27,238
Building - Utilities	16,316	28,354

Total Expenses Before Taxes	2,038,415	3,851,442

Net Income (Loss) Before Taxes	436,868	998,822

State Income Tax Expense	12,500	25,000
Reorganization Expenses	232,781	232,781

Net Income (Loss)	$191,587	$741,041

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: June 1, 2009 to June 30, 2009 #

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$100,124	$100,124	various	wire	$0
State	0	38,831	38,831	various	wire	0

FICA Tax Withheld	0	85,145	85,145	various	wire	0

Employer’s FICA Tax	0	85,146	85,146	various	wire	0

Unemployment Tax
Federal	0	366	366	various	wire	0
State	0	12,976	12,976	various	wire	0

Accrued Payroll Taxes [1]	49,154	8,788	0			57,941

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	8,345	8,345	0			16,690

Accrued Income Tax:
Federal	0	0	0			0
State	12,500	12,500	0			25,000
Other:	0	0	0			0

TOTALS	$69,999	$352,221	$322,588			$99,632

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: June 1, 2009 to June 30, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$2,897,413	$78,115
30 to 60 days	392,754	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	3,290,167

Pre Petition Amounts	192,919

Total Accounts Receivable	$3,483,086

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,483,086

Total Post Petition Accounts Payable		$78,115

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Venable LLP	$0	$0	$0		$0
Orrick Herrington, et al	0	0	0		0
Quinn Emmanual	0	0	0		0
Houlihan Lokey	0	232,781	232,781	6/5/09	0
Protiviti Inc.	0	0	0		0
Other:	0	0	0		0

Total	$0	$232,781	$232,781		$0

[1]

Debtor is one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors are incurring time on behalf of both Adfitech and the other debtors. Time for these profesionals has not yet been allocated between the estates. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other consolidated debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Officers	various	Salary/Commission	$73,992
Officers	various	Bonus	30,434
Officers	various	401K Contribution	2,963
Officers	various	Expense Reimbursement	3,167

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: June 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

April 2009	$0
May 2009	2,070,230
June 2009	2,526,333

Quarterly Total	$4,596,563

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: June 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended:     6/30/2009

NARRATIVE

ADFITECH, Inc. (the “Debtor”) continues to operate as a going-concern entity. During the reporting period, the Debtor and its parent company, Thornburg Mortgage, Inc., continued to explore the possible sale of the Debtor or its assets as an operating business. The Debtor worked with Houlihan Lokey Howard & Zukin Capital, Inc. and its other professionals in an effort to market the company and provide interested bidders with appropriate due diligence information. The Office of the United States Trustee conducted an initial debtor interview on June 3, 2009, at which the Debtors were represented by their counsel and financial advisor. On June 8, 2009, the Debtor filed its Statement of Financial Affairs and Schedules.

The Debtor, the Official Committee of Unsecured Creditors (the “Committee”) and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the Committee’s information requests.

The meeting of creditors was conducted on June 10, 2009 by the United States Trustee pursuant to § 341 of the Bankruptcy Code, at which meeting Clarence G. Simmons, III, the Chief Financial Officer of the Thornburg Debtors,1 and Tom Apel, the Chief Executive of the Debtor, each appeared and testified. The United States Trustee held open the meeting of creditors pending the filing and review of Statements of Financial Affairs and Schedules by the Thornburg Debtors. On June 26, 2009, the Debtors filed their Periodic Report Regarding Value, Operations and Profitability of Entities in which the Estate of Thornburg Mortgage Inc. Holds a Substantial or Controlling Interest (Official Form 26). On June 30, 2009, each of the Thornburg Debtors filed its Statement of Financial Affairs and Schedules with the Court. Thereafter, the United States Trustee concluded the meeting of creditors without the need for further testimony by the Debtors.

By agreement with the United States Trustee, the time for filing by the Debtors of monthly operating reports for the month of May was extended. The Debtor filed its Monthly Operating Report for the Period Ending May 31, 2009 on July 17, 2009.

1.	The “Thornburg Debtors” are Thornburg Mortgage, Inc., Thornburg Mortgage Acquisition Subsidiary, Inc., Thornburg Mortgage Home Loans, Inc., and Thornburg Mortgage Hedging Strategies, Inc.

2009 June Disbursements Adfitech (Form 2B)

ACENITEC	150.00

Adfitech Payroll	796,529.91

ADP	2,385.15

ADP TX	322,588.37

ADP-401K	60,881.10

ADT SECURITY SERVICES	138.00

AFLAC	6,213.09

ALEX TRAN	172.38

ALLIANCE PLUMBING & HEATING	1,421.18

ALLSTATE APPRAISAL	6,375.00

American Express	7.00

AMERICAN HERITAGE LIFE INSURANCE CO.	218.72

AMERITECH OUTDOOR CREATIONS, LLC	1,410.00

AT&T	2,798.55

AT&T - NEWARK	5,627.00

AT&T BUSINESS SERVICES	208.32

AT&T MOBILITY (CINGULAR)	1,733.95

AVAYA, INC.	2,873.64

BAKER BROTHERS ELECTRIC, INC	694.41

Bank of Oklahoma Anlaysis	1,241.74

BEE PACK INC.	1,850.00

BILL LEWIS APPRAISAL COMPANY	525.00

BILLING SOLUTIONS, INC.	5,621.65

BUSINESS IMAGING SYSTEMS, INC.	1,264.13

CARLISSA PLOWDEN	265.08

CHAD GULLEY	169.80

CHASE - BANK ONE	2,872.92

CHRISTINE MARIE SCHWARTZ	1,480.00

CITY OF EDMOND	16,154.87

CLEAR CAPITAL	139,580.00

CLEARINGHOUSE, ATLAS# 000405390800	316.50

COLLATERAL RISK SOLUTIONS, INC.	3,825.00

COLLIN DOUGLAS	144.92

COMFORT, INC.	3,379.71

CONSOLIDATED BUSINESS SERVICES	1,545.00

COOK, PRAY, REXROTH & ASSOC.	450.00

COX COMMUNICATIONS	3,632.84

DAVID PARMER	580.91

Monday, July 20, 2009	Page 1 of 4

DISCOVER BANK	575.92

EMC NATIONAL LIFE CO.	246.56

EMILY WHITAKER	498.69

Employee Benefit Accounts	279,082.55

Employees	81,769.04

EMPLOYMENT SCREENING SERVICES	1,254.00

FABER AND BRAND, LLC	559.34

FARMER BROTHERS COFFEE	2,588.86

FEDERAL EXPRESS CORPORATION	54.75

FEDEX	28.70

FIELD VERIFICATION ASSOCIATES	105,787.60

FIRST AMERICAN CREDCO	72,761.00

FORT DEARBORN LIFE INSURANCE CO.	2,242.76

FOURTH DIMENSION NETWORKS CORP.	99.00

FRED WEBER	142.52

G. NEIL CORP.	109.98

GENERAL MAILING EQUIPMENT, INC.	218.50

GREAT PLAINS COCA COLA BOTTLING CO.	460.00

HECKMAN AND ASSOCIATES	400.00

HEDGPATH APPRAISAL COMPANY	525.00

HOULIHAN LOKEY HOWARD & ZUKIN	232,780.78

INSURICA	3,133.00

INTERNAL REVENUE SERVICE	300.00

JOEL C. HALL	158.74

JOHN BAXTER	2,628.36

JOHN FOURNIER APPRAISALS	400.00

JOHN HARDEMAN, TRUSTEE	1,664.31

JOHN J. ROSENHAMER	3,925.96

JP MORGAN CHASE	15.00

KATHRYN WRIGHT	196.15

KATHY HUFF	364.04

KENNEDY SPACE CENTER FEDERAL C	15.00

KRISTINA SANDERS	50.00

L V SYSTEMS	60.00

LA SALLE BANK ABN AMRO DBA BOA	10.00

LANDAMERICA LENDER SERVICES/ONE STOP	11,270.00

LAURA WILLIAMSON	1,432.45

LENDERS ONE	1,190.00

LENDING FORMS	1,129.12

LEXIS-NEXIS	94.08

LOVE, BEAL, & NIXON P.C.	1,384.53

Monday, July 20, 2009	Page 2 of 4

MAVENT INC.	1,927.00

METLIFE SMALL BUSINESS CENTER	11,468.33

MIDCON DATA SERVICES, INC.	765.00

MINUTEMAN PRESS	4,092.29

MISC FEES PAYEE	26,262.00

MORTGAGE BANKERS ASSOCIATION	4,760.00

NATIONAL REAL ESTATE INFORMATION SERVICE	32,830.00

NSTN	4,060.00

OFFICE OF THE ATTORNEY GENERAL	416.76

OFFICEMAX CONTRACT, INC.	13,045.70

OKLAHOMA ACCOUNTANCY BOARD	100.00

OKLAHOMA DEPARTMENT OF HUMAN SERVICES	492.63

OKLAHOMA DUSTERS, INC.	5,299.76

OKLAHOMA NATURAL GAS	160.87

OKLAHOMA TAX COMMISSION	408.33

OPUBCO COMMUNICATIONS GROUP	5,891.34

PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50

PIONEER CREDIT RECOVERY, INC.	270.81

Postalia	10,000.00

POSTMASTER	10,000.00

Postmaster (Reversal - to be Booked in July)	-10,000.00

PRESORT FIRST CLASS, INC.	1,415.86

Reconciliation entry	-1,052.01

Reconciling item (for double booked disbursement booked in May)	-10,000.00

REGIONS	25.00

Reversal of void check	275.00

ROBIN WILLIAMS	507.92

ROSA RESENDE	1,050.00

SAFEGUARD PROPERTIES, INC.	1,525.00

SAINTS OCCUPATIONAL HEALTH NETWORK	180.00

SAM’S CLUB	1,226.89

SAMUEL E. MEEK	551.37

SECONDARY MARKETING EXECUTIVE	11,474.25

SHRED-IT OKLAHOMA CITY	7,680.16

SPRINT	3,242.13

STEPHEN MEYER APPRAISAL	700.00

STEVE ROSENHAMER	423.61

SUN LIFE & HEALTH INSURANCE CO.	13,934.48

SUZANNE K. BLOYED REAL ESTATE APPRAISALS	350.00

T E ALLEN APPRAISALS	1,050.00

TALX - THE WORK NUMBER	31,357.15

Monday, July 20, 2009	Page 3 of 4

TG’S LASER SUPPLY & SUPPORT LTD. CO.	19,054.74

THE BRADY GROUP	1,815.00

THOMPSON WEST	45,475.64

UNITED PARCEL SERVICE	33,382.61

UNIVERSAL CREDIT SERVICES	18,374.65

VISION SERVICE PLAN OF OKLAHOMA	3,039.54

VOIDED CHECK	0.00

WASHINGTON MUTUAL	30.00

WILLIAM G. STEINKE	450.00

WILLIAMS, BABBIT & WEISMAN, INC.	108.26

WILSEY MEYER EATMON TATE PLLC	3,830.00

ZEE MEDICAL SERVICE CO.	186.40

ZONES, INC.	3,463.63

Grand Total	2,526,332.73

Monday, July 20, 2009 Page 4 of 4